Batterymarch U.S. Small Capitalization Equity Portfolio

                 Supplement to the Prospectus dated May 1, 2008




The third paragraph in the section "Investment Objective and Policies" on page 1 of the Prospectus is replaced in its entirety with the following:


     Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in common stocks of U.S. companies with relatively small market capitalizations at the time of investment or other investments with similar economic characteristics. These are companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization. Securities of companies whose market capitalizations met this definition at the time they were purchased by the fund but no longer meet this definition will be considered to be securities of small capitalization companies for purposes of the fund's 80% investment policy. The fund will hold a portfolio that is generally comparable to but not the same as, the Russell 2000 Index in terms of economic sector weightings and market capitalization but may depart from this if the adviser believes it to be in the best interests of the fund.





 This Supplement should be retained with your Prospectus for future reference.

                   This Supplement is dated November 21, 2008.


















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